EXHIBIT 99.1
Annual Stockholders Meeting November 5, 2007

Forward Looking Statements Some of the statements in this presentation constitute "forward-looking statements" about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe, ""estimate," "forecast," "predict," "propose," "potential" or "continue" or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. Our Registration Statement on Form S-3 and our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors.

Vision To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer.

Elgin, IL Update Offices moved February 2007 Grand Opening Celebration held in September 2007 All production lines to be moved by January 31, 2008

Strategic Initiatives Discontinued Almond Handling Operation Improved Financial Closing Process Executed Profit Enhancement Initiatives Price Increases SKU Optimization Focused on Sales Growth Research & Development New Customer Programs Fisher Rebranding

Fiscal 2007 Net Sales Decreased 6.6% ($ Millions) 2003 2004 2005 2006 2007 419.7 520.8 581.7 579.6 541.4

% Gross Sales by Product Type Peanuts Pecans Cashews & Mixed Nuts Walnuts Almonds Other Product Type 0.2 0.223 0.211 0.137 0.133 0.096

Industrial Foodservice Contract Mfg. Consumer Products Export East 20.7 12 8.3 51.2 8.4 Business Diversification % of Net Sales (Fiscal Year 2007) Total Sales $541,378,000

Sales Review 2007

Business Diversification % of Net Sales (Fiscal Year 2007) Contract Pkg. 8% Contract Packaging $45,003,000

Business Diversification % of Net Sales (Fiscal Year 2007) Foodservice 12% Contract Pkg. 8% Foodservice $61,763,000

Business Diversification % of Net Sales (Fiscal Year 2007) Industrial 21% Foodservice 12% Contract Pkg. 8% Industrial $111,998,000

Business Diversification % of Net Sales (Fiscal Year 2007) Industrial 21% Foodservice 12% Contract Pkg. 8% Export 8% Export $45,204,000

Business Diversification % of Net Sales (Fiscal Year 2007) Industrial 21% Foodservice 12% Contract Pkg. 8% Export 8% Consumer Products 51% Consumer $277,410,000

Fiscal Year Financial Review

Net Sales Dollars by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2007 133793 177654 107009 122922 541378 2006 138658 191077 119004 130825 579564 ($ Thousands)

Gross Profit Dollars by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2007 5723 19138 5966 10304 41131 2006 13280 16139 4498 3200 37117 ($Thousands)

Gross Profit Percent by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2007 0.043 0.108 0.056 0.084 0.076 2006 0.096 0.084 0.038 0.024 0.064

Quarterly Gross Margins Compared to Tree Nut Market Prices Source: JBSS industry survey of tree nut markets

Selling Expenses Dollars by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2007 10818 11253 8131 8801 39003 2006 9886 11135 9005 9921 39947 ($Thousands)

Selling Expenses Percent by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2007 0.081 0.063 0.076 0.072 0.072 2006 0.071 0.058 0.076 0.076 0.069

Administrative Expenses Dollars by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2007 3833 4128 3956 4537 16454 2006 3476 3742 3858 4076 15152 ($Thousands)

Administrative Expenses Percent by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2007 0.029 0.023 0.037 0.037 0.03 2006 0.025 0.02 0.032 0.031 0.026

Interest Expense Dollars by Quarter QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2007 1670 1784 2861 3032 9347 2006 1515 1149 1849 2003 6516 $(Thousands)

Net Income Dollars by Quarter $(Thousands) QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2007 -4821 1236 -6182 -3909 -13676 2006 -1128 -64 -5913 -9616 -16721

Historical Financial Information 1991 Through 2007

Net Sales Dollars Fiscal Years 1991-2007 (Restated) 1991 1992 1993 1994 1995 1996 1997 (6 MO) 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 165 193 204 209 277 293 132 312 313 327 342 353 420 521 582 580 541 $ (Millions)

Basic EPS Fiscal Years 1991-2007 1991 1992 1993 1994 1995 1996 1997 (6 MO) 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 0.83 0.95 0.74 0 0.63 -0.33 0.05 0.56 0.2 0.74 0.83 0.84 1.63 2.35 1.37 -1.58 -1.29

Total Debt Dollars Fiscal Years 1991-2007 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 50 76 71 107 107 98 93 115 100 99 89 70 70 19 144 138 148 ($ Millions)

Interest Bearing Debt Dollars 1992-2007 (in thousands) YEAR $ TOTAL DEBT $ LONG TERM DEBT $ SHORT TERM DEBT 1992 76,050 35,861 40,189 1993 70,926 47,730 23,196 1994 106,716 56,419 50,297 1995 106,849 78,267 28,582 1996 98,310 76,016 22,294 1997 92,833 73,799 19,034 1998 115,145 63,182 51,963 1999 99,591 57,508 42,083 2000 99,355 51,779 47,576 2001 89,307 39,109 50,198 2002 69,623 40,421 29,202 2003 70,118 29,640 40,478 2004 19,166 12,620 6,546 2005 144,174 67,002 77,172 2006 137,676 5,618 132,058 2007 148,034 19,783 128,251

Stockholders Equity Dollars Fiscal Years 1991-2007 $ Millions 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 25 32 69 68 76 73 73 78 80 87 94 102 119 181 196 180 163

Category & Marketing Review 2007

60% of consumers are looking for 'Healthier for You' snacks v. traditional salty snacks. Driven by: The importance of overall well being Increase in obesity Increase in diseases such as diabetes and heart Stronger shifts in product 'desires' Size Portion Control Type Trans-Fat Free Low-Fat Low-Sodium Consumer Insight & Trend Health and Wellness Source: Mintel Salty Snacks: August, 2007 Simmons NCS Fall 2006 Organic Natural

Lives have changed a lot in the past two years.. Consumers have a desire to... ..eat healthier foods ..have fun, and/or take a vacation ..pay attention to the important or finer things in life ..spend more time with family and friends To become overall a better, healthier person, aspiring for a life of balance, wellness and success. Growth in Mature market Consumer Insight Back to 'Me' Source: iM A&U, 2006 W: 25-34 M: 25-54 W: 35-54 Just starting out, becoming more mature in choices and building their routines. New babies or life planning in process. Men strive for success in career, physical fitness and relationships. Men seemed to face the most changes: divorce, job change and relocation. Reclaiming their lives. Looking for calm. Want to make good choices for themselves and their family. Its more about them and their wellness along with their family.

Flavor Spicy Innovation is key Nutritional benefits The changing consumer Growth explosion in the 'Ethnic Consumer' Education Product claims Omega-3 Heart Healthy Snack Convenience Quality Consumer Insight & Trend Product Mix Source: Mintel Salty Snacks: August, 2007 Simmons NCS Fall 2006 Harris Interactive Poll: 2006 Flavor Fresh Spice Hot Sweet High in essential nutrients

Industry Trends Competitive Pricing Pressures Branded Product-type mix shift Almonds Customer Expectations Innovation 50% increase in new item launches v. YAGO Looking for the 'sweet spot' Nuts enjoying increased 'ingredient' usage Increased permission as adders to other snack and wellness categories Private Label Speed to market Too many choices Trail Mixes Mixed Nuts

The Industry Snack & Baking & Produce Nuts Category Review *FDM - Food/Drug/Mass / 52 Weeks Ending Data source: ACNielsen (sans Wal*Mart)

Total Nut Category Year Ago 606267 Current Year 615762 Category Overview -Snack (Nuts/Seeds/Mixes) Total Snack Category Year Ago 5292802 Current Year 5224879 Source: Nielsen FDM 52 Weeks Ending 6/30/07 vs. Year Ago Source: Mintel Salty Snacks: August, 2007 *Removed Diamond from snack ranking -1.3% Salty Snack category will grow to $10.6B by 2012 Total Salty Snack category (units) in a slight decline whereas total Nut Category on a slight increase. The Fisher Brand is the 3rd most consumed brand in Snack*. +1.6% Units|000's

Dollars Year Ago 1650463366 Current Year 1708026146 +3.5% Source: ACNielsen FDM 52 Weeks Ending 6/30/07 vs. YA Category Overview -Snack (Nuts/Seeds/Mixes) Healthy increase in dollars. Snack Nuts represent 17.4% of the total snack categories dollar sales and 12.3% of units. Total Nuts Potato Chips Remaining Snacks Tortilla Chips Pretzels Popcorn-Unpd Puffed Cheese Corn Chips Dips Caramel/Popped Corn Rice Cakes 2194157 2822175 2601952 2016127 658675 638985 585691 354553 301982 221337 209120 Source: Nielsen FDM 52 Weeks Ending 6/30/07 vs. Year Ago Dollars

Peanut Seeds Cashew Mixes A/O Mixed Nut Almond Pistachio Macadamia In-Shell - 3-D Pie 169288820 88412801 90738520 41832539 6111263 82005074 58406713 31128286 5309880 42529136 Peanut Cashew Seeds Mixed Nut Almond In-Shell Mixes Pistachio Macadamia A/O YA 182028572 93128799 81736329 78513414 50817646 43487193 37948873 27998779 5258207 5349307 CY 169288820 90738520 88412801 82005074 58406713 42529136 41832539 31128286 5309880 6111263 -7.0% -2.6% +8.2% +4.4% +14.9% -2.2% +11.2% +1.0% +14.2% +10.2% Source: ACNielsen FDM 52 Weeks Ending 6/30/07 vs. YA Category Overview -Snack (Nuts/Seeds/Mixes) Growth Drivers: Almonds -health benefits Mixes -consumer choice Mixed Nuts -consumer shift to indulgent Units Source: Nielsen FDM 52 Weeks Ending 6/30/07 vs. Year Ago

Total Category Units YA 150857889 CY 153398055 Total Fisher Brand Units YA 4395590 CY 5348453 +21.7% +1.7% Source: ACNielsen FDM 52 Weeks Ending 6/30/07 vs. YA Category Overview -Baking Nuts Units Total Baking Category is solid The Fisher brand is growing at a much higher rate v. total category Source: Nielsen FDM 52 Weeks Ending 6/30/07 vs. Year Ago

Walnuts Pecans Almond Pine Nuts A/O Peanuts Filbert/Hazlenuts Brazil Nuts Macadamias YA 56856846 41681076 37814057 5482563 3731389 2044957 1892172 775505 579324 CY 58187998 41425617 38762064 5799058 3682057 2118038 1991492 824271 607469 +2.3% Walnuts Pecans Almond A/O Peanuts Pine Nuts Filbert/Hazelnuts Brazil Nuts Macadamias 58187998 41425617 38762064 3682057 2118038 5799058 1991492 824271 607469 -0.6% +2.5% +5.8% -1.3% +3.6% +5.2% +6.3% +4.9% Source: ACNielsen FDM 52 Weeks Ending 6/30/07 vs. YA Category Overview -Baking Nuts Growth Drivers: Walnuts Almonds Pine Nuts Units

Units YA 144168505 CY 150726415 Dollars YA 533172219 CY 571925264 +7.3% +4.5% 52 Weeks Ending 8/25/07 vs. YA Source: Nielsen Category Overview -Produce Nuts Significant opportunity in Produce Nuts -a growing category. Sunshine Country brand a solid player Growth driven by Walnuts, Almonds and Pistachios

Marketing/Support Initiatives Defining The Brands

John B. Sanfilippo Value Proposition Most complete product portfolio of nuts in the U.S.. Strong national brands. Multi-channel distribution. Comprehensive variety of value-added products. Wide assortment of other snack products. Most versatile styles and sizes, customized to customer specifications.

4 time Category Colonel Award Winner Superior Taste Award -American Academy of Taste Fisher -Retail and Food Service Recognized as the Leader

Quick to market product development strategies kept us ahead of the competition New Product Offerings Drove Sales 15+ 15+

New Product Offerings Drove Sales 130+ 62

Awareness Driving Sponsorships

National Consumer Advertising

National Consumer PR Over 41+ Million consumer and Trade Impressions

Strong Promotional Support

Partnerships

The Brand

The Brand BRAND AWARENESS BRAND OFFERING CONSUMER ATTITUDE

VISION MISSION

Brand Pillars BRAND ESSENCE

The Look | The Message My Snack | My Way My Recipe | My Way My Time | My Snack

We Look Forward to a Successful Fiscal 2008

Mission To be the global leader of quality driven, innovative nut solutions that enhance the customer and consumer experience and achieve consistent, profitable growth for our shareholders. We will accomplish this through our commitment to a dynamic infrastructure that maximizes the potential of our brands, people and processes.

Core Values Integrity People Investment Customer Driven Innovation Execution Continuous Improvement Safety